                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 14, 2006
                        ---------------------------------
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)



                 Michigan                               001-12673                           38-2828870
                 --------                               ---------                           ----------
     (State or other jurisdiction of             (Commission file number)         (I.R.S. Employer Identification
              incorporation)                                                                  Number)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 14, 2006, Riviera Tool Company's (the "Company") Board of Directors announced the appointment of BDO Seidman, LLP as the Company's independent accountant.

EXHIBITS

  EXHIBIT
    NO.                             DESCRIPTION
    ---                             -----------
      10.1            Press Release dated February 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 14, 2006

                               Riviera Tool Company

                               /s/ Peter C. Canepa

                               ---------------------------
                               Peter C. Canepa
                               Chief Financial Officer

                                  EXHIBIT INDEX

EXHBIT NO.           DESCRIPTION

EX-10.1              Press Release Dated February 14, 2006